UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
July 26, 2023
Date of Report (Date of earliest event reported)
QUAKER CHEMICAL CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 001-12019

Pennsylvania	23-0993790
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
901 E. Hector Street
Conshohocken, Pennsylvania 19428
(Address of principal executive offices)
(Zip Code)
(610) 832-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 26, 2023, the Board of Directors (the “Board”) of Quaker Chemical Corporation (the “Company”) increased the size of the Board from ten to eleven and elected Russell R. Shaller as a member. Mr. Shaller will serve as a Class II director. The terms of Class II directors expire in 2024.
On July 26, 2023, Mr. Shaller was appointed to serve on the Board’s Audit and Compensation and Human Resources Committees.
Mr. Shaller’s compensation will be consistent with the Company’s previously disclosed compensatory arrangements for non-employee directors, which are described in the Company’s Proxy Statement for the 2023 Annual Meeting filed with the Securities and Exchange Commission on March 31, 2023, file number 001-12019, under the heading “Director Compensation.” Such compensation consists of an annual cash retainer and a time-based restricted stock award, as determined for each Board year by the Board’s Governance Committee, as well as a fee related to specific Committee membership. Mr. Shaller's annual cash retainer will be prorated to reflect the commencement date of his service on the Board.
A copy of the press release announcing the appointment of Mr. Shaller to the Company’s Board is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
The following exhibits are included as part of this report:

Exhibit No.	Description
99.1	Press Release of Quaker Chemical Corporation dated July 26, 2023 (furnished herewith).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: July 26, 2023	By:	/s/ Robert T. Traub
Robert T. Traub
Senior Vice President, General Counsel and Corporate Secretary
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